FUELNATION INC



                                Filing Type: 8-K
                           Description: Current Report
                            Filing Date: May 24, 2001
                       Earliest Event Date: March 1, 2001


                Primary Exchange: Over the Counter Bulletin Board
                                  Ticker: FLNTE




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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT UNDER SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  Date of earliest event reported March 1, 2001

                         Commission file number 1-12350



                                 FuelNation Inc.
                 (Name of Small Business Issuer in its Charter)




             Florida                                      65-0827283
             -------                                      -----------
 (State or Other Jurisdiction of                       (I.R.S. Employer
Incorporation or Organization)                         Identification No.)



         1700 North Dixie Highway, Suite 125, Boca Raton, Florida 33432
       ------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (561) 391-5883
                           (Issuer's Telephone Number)



                     Common Stock, par value $.01 per share
                                (Title of Class)





Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15 (d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]


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Item 6.  Resignations of Registrant's Directors.

         (a) The following directors have resigned from the board of directors of the company during March and April 2001, for personal reasons and not as a result of any dispute of a disagreement with the registrant on any matter relating to the registrant's operations, policies or practices:

                                 Robert Simmons       (March, 2001)
                                 Joel Brownstein      (March, 2001)
                                 Russell Adler        (April, 2001)

         (b) The following directors have been appointed to the board of directors of the company during April, 2001:

                                 James L. Wilson      (April, 2001)
                                 William C. Schlecht  (April, 2001)


                                   SIGNATURES


         In accordance with Section 13 or 15 (d) of the Securities Exchange Act of 1934, FuelNation Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 FuelNation Inc.



DATE:     May 23, 2001               By:   /s/   Christopher Salmonson
          ------------                   -------------------------------
                                           Christopher Salmonson
                                           Chairman of the Board
                                           Chief Executive Officer & President
                                           (Principal Executive Officer)


DATE:     May 23, 2001              By:   /s/   James L. Wilson
          ------------                  ---------------------------------
                                        James L. Wilson
                                        Chief Financial Officer
                                        (Principal Financial Officer)

Exhibits: Letters of Resignation

1.  Robert Simmons       (March, 2001)
2.  Joel Brownstein      (March, 2001)


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March 1, 2001


To:        Chris Salmonson, Chairman
           FuelNation Inc.
           Paul Sapita, Secretary
           FuelNation Inc.



Gentlemen:

Please accept this letter as my resignation from the Board of Directors of FuelNation Inc., 1700 N. Dixie Highway, Boca Raton, FL 33432, as of the date above.

Respectfully yours,



/s/ Robert L. Simmons
---------------------
222 N. Ocean Blvd.
Delray Beach, FL  33483



Witness:
/s/ Nancy Simmons  03/01/2001
-----------------  ----------
/s/ Charlotte Frank  03/01/2001
-------------------  ----------


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March 21, 2001


To:        Chris Salmonson, Chairman
           FuelNation Inc.

From:      Joel Brownstein

Subject:   Resignation



In order to pursue personal interests including spending more time with my family, I hereby resign my position as Fuel nation's Chief Financial Officer and a member of its Board of Directors, effective today. As we discussed, please call upon me at any time to serve you, the Company and its Board of Directors as a strategic consultant.

Warmest Personal Regards,



/s/ Joel F. Brownstein
----------------------




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